EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
3010081 Nova Scotia Company	Canada
3045848 Nova Scotia Company	Canada
3048504 Nova Scotia Company	Canada
3120578 Nova Scotia Company	Canada
3801110 Canada Inc.	Canada
Actona Technologies Ltd.	Israel
Actona Technologies, Inc.	Delaware
Airespace EMEA Limited	United Kingdom
Airespace K.K.	Japan
Airespace Wireless Networks Private Limited	India
Airespace, Inc.	Delaware
Aironet Canada Inc.	Canada
Aironet Canada Limited	Canada
Asset Acquisition Corporation	Delaware
Audium Corporation	Delaware
AYR Networks (UK) Limited	United Kingdom
BarcoNet Pty. Ltd.	Australia
Capital Acquisition Corporation	Delaware
Cisco Cable Products and Solutions A/S	Denmark
Cisco Do Brasil LTDA.	Brazil
Cisco Linksys Kiss ApS	Denmark
Cisco Managed Solutions, Inc.	Delaware
Cisco Photonics Italy S.r.l.	Italy
Cisco Ravenscourt LLC	Delaware
Cisco SBAIF III, Inc.	Delaware
Cisco Systems (Argentina) S.A.	Argentina
Cisco Systems (Bermuda) Ltd.	Bermuda
Cisco Systems (Bermuda) Holdings Ltd.	Bermuda
Cisco Systems (Bermuda) International IP Management Ltd.	Bermuda
Cisco Systems (China) Information Technology Services Limited	China
Cisco Systems (China) Networking Technology Co., Ltd.	China
Cisco Systems (China) Research and Development Co., Ltd.	China
Cisco Systems (Colombia) Limitada	Colombia
Cisco Systems (Czech Republic) S.R.O.	Czech Republic
Cisco Systems (Ethiopia) PLC	Ethiopia
Cisco Systems (HK) Limited	Hong Kong
Cisco Systems (India) Ltd.	Delaware
Cisco Systems (India) Private Limited	India
Cisco Systems (Italy) S.r.l.	Italy
Cisco Systems (Jordan)	Jordan

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems (Korea) Limited	Korea
Cisco Systems (Malaysia) Sdn Bhd	Malaysia
Cisco Systems (Nigeria) Limited	Nigeria
Cisco Systems (Puerto Rico) Corp.	Delaware
Cisco Systems (Scotland) Limited	Scotland
Cisco Systems (Senegal) SUARL	Senegal
Cisco Systems (South Africa) (Proprietary) Limited	South Africa
Cisco Systems (Spain) S.L.	Spain
Cisco Systems (Sweden) AB	Sweden
Cisco Systems (Switzerland) GmbH	Switzerland
Cisco Systems (Switzerland) Investments Ltd.	Bermuda
Cisco Systems (Thailand) Limited	Thailand
Cisco Systems (USA) Pte. Ltd.	Singapore
Cisco Systems Algeria EURL	Algeria
Cisco Systems Australia Pty Limited	Australia
Cisco Systems Austria GmbH	Austria
Cisco Systems Belgium S.P.R.L.	Belgium
Cisco Systems Bulgaria EOOD	Bulgaria
Cisco Systems Canada Co./Les Systemes Cisco Canada Cie	Canada
Cisco Systems Capital (Australia) Pty Limited	Australia
Cisco Systems Capital (India) Private Limited	India
Cisco Systems Capital (Korea) Limited	Korea
Cisco Systems Capital Asia Pte. Ltd.	Singapore
Cisco Systems Capital Canada Co./Les Systemes Cisco Capital Canada Cie	Canada
Cisco Systems Capital China Corporation	China
Cisco Systems Capital Corp.	Nevada
Cisco Systems Capital France SAS	France
Cisco Systems Capital Funding, LLC	Delaware
Cisco Systems Capital GmbH	Germany
Cisco Systems Capital Italy S.r.l.	Italy
Cisco Systems Capital K.K.	Japan
Cisco Systems Capital Netherlands B.V.	Netherlands
Cisco Systems Capital Sdn. Bhd.	Malaysia
Cisco Systems Capital South Africa (Proprietary) Limited	South Africa
Cisco Systems Capital Spain, S.L.	Spain
Cisco Systems Capital Thailand Limited	Thailand
Cisco Systems Chile S.A.	Chile
Cisco Systems Co.	Canada
Cisco Systems Costa Rica, Sociedad Anonima	Costa Rica
Cisco Systems Croatia Ltd. For Trade	Croatia
Cisco Systems Cyprus Ltd.	Cyprus
Cisco Systems Danmark ApS	Denmark
Cisco Systems de Mexico, S.A. de C.V.	Mexico
Cisco Systems Dominicana, S.A.	Dominican Republic

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Ecuador S.A.	Ecuador
Cisco Systems Egypt Ltd.	Egypt
Cisco Systems El Salvador, Ltda. de C.V.	El Salvador
Cisco Systems Estonia OU	Estonia
Cisco Systems Finance International	Ireland
Cisco Systems Finance International Holdings I Limited	Ireland
Cisco Systems Finance International Holdings II Limited	Ireland
Cisco Systems Finance International Holdings III Limited	Ireland
Cisco Systems Finance International Holdings IV Limited	Ireland
Cisco Systems Finance International Holdings V Limited	Ireland
Cisco Systems Finance International Holdings VI Limited	Ireland
Cisco Systems Finance, Inc.	California
Cisco Systems Finland OY	Finland
Cisco Systems France Sarl	France
Cisco Systems GmbH	Germany
Cisco Systems Holding GmbH & Co. KG	Germany
Cisco Systems Holdings I, Inc.	California
Cisco Systems Hungary Ltd. / Cisco Systems Hungary	Hungary
Cisco Systems Insurance Services Ltd.	Bermuda
Cisco Systems International B.V.	Netherlands
Cisco Systems International Holdings Ltd.	Bermuda
Cisco Systems International Sarl	Switzerland
Cisco Systems Internetworking (Ireland) Limited	Ireland
Cisco Systems Internetworking Hellas S.A.	Greece
Cisco Systems Internetworking Iletisim Hizmetleri Limited Sirketi	Turkey
Cisco Systems Island Ehf.	Iceland
Cisco Systems Israel Ltd.	Israel
Cisco Systems K.K.	Japan
Cisco Systems Limited	United Kingdom
Cisco Systems Limited	Nevada
Cisco Systems Luxembourg International S.a.r.l.	Luxembourg
Cisco Systems Luxembourg S.a.r.l.	Luxembourg
Cisco Systems Macedonia Dooel Skopje	Macedonia
Cisco Systems Management B.V.	Netherlands
Cisco Systems Management GmbH	Germany
Cisco Systems Management LLC	Delaware
Cisco Systems Management Ltd.	Bermuda
Cisco Systems Netherlands Holdings B.V.	Netherlands
Cisco Systems New Zealand Limited	New Zealand
Cisco Systems Norway AS	Norway
Cisco Systems O.I.A. (1998) Ltd.	Israel
Cisco Systems Pakistan (Private) Limited	Pakistan
Cisco Systems Panama S. De R.L.	Panama
Cisco Systems Peru S.A.	Peru

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Cisco Systems Poland Sp. Z O.O.	Poland
Cisco Systems Portugal—Sistemas Informaticos, Sociedade Unipessoal, Limitada	Portugal
Cisco Systems Romania S.R.L.	Romania
Cisco Systems Sales & Service Y.K.	Japan
Cisco Systems Services B.V.	Netherlands
Cisco Systems Slovakia, SPOL. S R.O.	Slovakia
Cisco Systems Taiwan Ltd.	Taiwan
Cisco Systems Venezuela, C.A.	Venezuela
Cisco Systems Vietnam Limited	Vietnam
Cisco Systems Wireless Networking (Australia) Pty Limited	Australia
Cisco Systems-Linksys (Asia) Pte. Ltd.	Singapore
Cisco Technology, Inc.	California
Cisco-Latitude (UK) Limited	United Kingdom
Cisco-Linksys (Chengdu) Networking Technology Co., Ltd.	China
Cisco-Linksys (HK) Limited	Hong Kong
Cisco-Linksys K.K.	Japan
Cisco-Linksys LLC	California
CSI BD (Mauritius)	Mauritius
CSI Mauritius Inc.	Mauritius
dynamicsoft Inc.	Delaware
Fibrecore Limited	United Kingdom
Fineground Networks, Inc.	Delaware
Infogear Technology (Israel) Ltd.	Israel
Latitude Communications Pte. Ltd.	Singapore
M.I. Secure Corporation	Delaware
Metaplex, Inc.	North Carolina
Metreos Corporation	Delaware
Nemo Systems. Inc.	Delaware
Netsolve LLC	Delaware
Parc Technologies Limited	United Kingdom
P-Cube Inc.	Delaware
P-Cube Ltd.	Israel
Protego Networks LLC	Delaware
PT Cisco Systems Indonesia	Indonesia
Radiata, Inc.	Delaware
Riverhead Networks (Israel) Ltd.	Israel
SA Japan K.K.	Japan
SA Limited Enterprises LLC	Delaware
SA Management Enterprises LLC	Delaware
Sameco, S.A. De C.V.	Mexico
Sammex, L.P.	Texas
Scientific-Atlanta (HK) Limited	Hong Kong
Scientific-Atlanta (Shanghai) Company Limited	China
Scientific-Atlanta (Singapore) Pte. Ltd.	Singapore

Subsidiaries	State Or Other Jurisdiction of Incorporation or Organization
Scientific-Atlanta Argentina S.A.	Argentina
Scientific-Atlanta Belgium NV	Belgium
Scientific-Atlanta Canada Inc.	Canada
Scientific-Atlanta Central Europe GmbH	Germany
Scientific-Atlanta China, Inc.	California
Scientific-Atlanta De Mexico, S. De R.L. De C.V.	Mexico
Scientific-Atlanta Denmark A/S	Denmark
Scientific-Atlanta Do Brasil Ltda.	Brazil
Scientific-Atlanta Eastern Europe Sp. Z O.O.	Poland
Scientific-Atlanta Europe NV	Belgium
Scientific-Atlanta Europe, Inc.	Georgia
Scientific-Atlanta European Finance	Belgium
Scientific-Atlanta Export Corporation	Barbados
Scientific-Atlanta Financial Enterprises, LLC	Georgia
Scientific-Atlanta Foundation, Inc.	Georgia
Scientific-Atlanta France S.A.	France
Scientific-Atlanta Iberia, S.L.	Spain
Scientific-Atlanta India Sales & Service Private Limited	India
Scientific-Atlanta India Technology Private Limited	India
Scientific-Atlanta International, Inc.	Georgia
Scientific-Atlanta Italy S.R.L.	Italy
Scientific-Atlanta Korea Co., Ltd.	Korea
Scientific-Atlanta Latin America, Inc.	Georgia
Scientific-Atlanta Malaysia Sdn. Bhd.	Malaysia
Scientific-Atlanta Netherlands B.V.	Netherlands
Scientific-Atlanta Pan Asia, Inc.	Georgia
Scientific-Atlanta Pty. Limited	Australia
Scientific-Atlanta Strategic Investments, LLC	Delaware
Scientific-Atlanta UB Video, Inc.	Georgia
Scientific-Atlanta Ventas Y Servicios, S.A. de C.V.	Mexico
Scientific-Atlanta Western Europe Limited	United Kingdom
Scientific-Atlanta, Inc.	Georgia
Sheer Networks Asia Pacific Pte. Ltd.	Singapore
Sheer Networks Latin America, S. de R.L. de C.V.	Mexico
Sheer Networks Ltd.	Israel
Sheer Networks Mexico, S.A. de C.V.	Mexico
Sheer Networks, Inc.	Delaware
Simac Product Market Research B.V.	Netherlands
Sypixx Networks, Inc.	Nevada
Telebit Corporation	California
Topspin Communication Technologies India Private Limited	India
Topspin Communications LLC	Delaware
UB Video Inc.	Canada
UB Video Tunisia Ltd.	Tunisia